UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-24031

IDIRECT PRIVATE CREDIT FUND

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

INDIRA MAHADEO, IDIRECT PRIVATE CREDIT ADVISORS, LLC

60 EAST 42ND STREET, 26TH FLOOR, NEW YORK, NY 10165

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 994-7400

DATE OF FISCAL YEAR END:3/31

DATE OF REPORTING PERIOD:3/31/26

Item 1. Reports to Stockholders.

(a)

iDirect
PRIVATE CREDIT FUND

iDirect Private Credit Fund
Annual Report

March 2026

iDirect Private Credit Fund

March 31, 2026

Table of Contents

Letter to Shareholders (Unaudited)	1
Report of Independent Registered Public Accounting Firm	3
Change in Independent Registered Public Accounting Firm (Unaudited)	4
Portfolio Review (Unaudited)	5
Portfolio of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	19
Supplemental Information	30
Privacy Notice	32

Dear Shareholders,

We are pleased to present the annual report for iDirect Private Credit Fund for the period ended March 31, 2026. The Fund delivered solid quarterly performance, supported by stable underlying credit fundamentals and the Fund’s focus on senior secured, income-generating investments. The programmatic partnerships we have built with Audax Private Debt, Bain Capital Credit, and Charlesbank Credit continue to deliver a highly diversified pool of high-quality, income-generating loans. As we remain focused on delivering consistent income while preserving capital across market cycles, our partnerships with the three long-standing Core Managers will continue to underpin the value the Fund generates for its shareholders.

Market Environment

1Q 2026 was the most eventful quarter for the private credit market in recent history, and it painted an markedly bifurcated picture. On one hand, the media and sentiment, and on the other, private credit fund managers and portfolio data. Recent headlines around redemptions—particularly within the largest evergreen vehicles—have been driven in part by an education gap among individual investors regarding liquidity mechanics. This shift in sentiment is evident in the data: redemption requests at large private credit funds increased from approximately 1.7% of NAV in 3Q 2025 to 4.7% in 4Q 2025 and reached roughly 10–12% in 1Q 2026, well above the typical 5% quarterly liquidity threshold. As a result, net flows turned negative in early 2026, compared to average quarterly inflows of over $10 billion during the prior two years. At the same time, the rapid expansion of non-traded BDCs— where the largest platforms have driven approximately 50% annual AUM growth over the past five years—has fueled scrutiny around underwriting standards. Despite these concerns, underlying credit fundamentals remain sound: default rates and realized losses continue to track at historically low levels (with losses averaging approximately 0.8%–1.1%), and broader indicators such as PIK income and portfolio company performance remain stable. While investors are appropriately focused on risks including 2021–2022 vintage exposure and AI-driven disruption—particularly given average software exposure of ~18% across large funds—the structure of private credit, with shorter-duration loans supported by near-term cash flows, provides an important mitigating factor against longer-term uncertainties.

Portfolio Positioning & Activity

Against this backdrop, iDirect Private Credit continues to deliver performance in line with expectations, supported by a deliberately conservative portfolio construction and strong underlying fund metrics. As of March 2026, the fund had approximately $343 million in total assets and $287 million in net assets, supported by modest leverage of 0.16x. The portfolio is comprised of 100% senior secured, first lien loans with full covenant protection and 100% sponsor backing. It also boosts conservative underwriting characteristics including average loan-to-value of ~41.6% and portfolio company leverage of ~4.8x. This disciplined approach has resulted in a diversified pool of nearly 60 core middle market investments, sourced through partnerships with our Core Managers—firms whose institutional investor bases provide stability and enable consistent deployment through market cycles. Portfolio performance remains strong, with zero defaults, zero PIK income, and zero non-accruals. The first quarter dividend equated to a 7.2% annualized return, with additional upside expected as we prudently deploy targeted leverage of approximately 0.25x.

For the six-month period ending March 31, 2026, the Fund deployed approximately $150 million across 37 investments (including upsizes) spanning a variety of industries. Currently, the portfolio has exposure to over 30 industries, with no single industry representing more than 10% of the Fund’s total assets. It is also highly diversified across individual positions, with the largest investment representing approximately 2.2% of total assets. Consistent with its focus on core U.S. middle market companies, the portfolio is predominantly U.S.-based and has an average EBITDA of approximately $60 million.

Opportunity Set

The current market environment is beginning to create more attractive lending conditions. New issue spreads have widened by approximately 50 to 75 basis points, reinforcing our view that the opportunity set for disciplined lenders like iDPC is improving.

Specific to the Fund, we continue to remain selective, and our disciplined approach is reflected in our decisions not to pursue several transactions during the quarter that either lacked strong downside protection, failed to meet our return thresholds, or carried heightened AI-related risks. Despite this selectivity, the Fund continues to maintain a steady pipeline of opportunities to meet its deployment needs.

Outlook

Looking ahead, we believe the private credit market remains well positioned despite near-term volatility. Credit fundamentals remain stable, and we expect continued opportunities to deploy capital at attractive spreads with strong lender protections.

Thank you for your continued support and confidence.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of iDirect Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of iDirect Private Credit Fund (the “Fund”) as of March 31, 2026, and the related statements of operations, changes in net assets, and cash flows for the year ended March 31, 2026, including the related notes, and the financial highlights for the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in its net assets, and its cash flows for the year ended March 31, 2026 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of March 31, 2025 and for the period from July 1, 2024 (commencement of operations) to March 31, 2025 and the financial highlights for the period from July 1, 2024 (commencement of operations) to March 31, 2025 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report, dated May 30, 2025, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, agent bank and investee funds when replies were not received from the agent bank, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

May 29, 2026

We have served as the auditor of one or more investment companies in the iCapital Funds complex since 2026.

Change in Independent Registered Public Accounting Firm (unaudited)

On December 16, 2025, the Fund dismissed Deloitte & Touche, LLP (“Deloitte”) as the independent registered public accounting firm with respect to the Fund. On December 16, 2025, the audit committee (the “Audit Committee”) of the Board of the Fund approved the appointment of PricewaterhouseCoopers LLP (“PwC”), as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2026, effective immediately concurrent with the dismissal of Deloitte.

During the Fund’s most recent fiscal year ended March 31, 2025, and the subsequent interim period through December 16, 2025, neither the Fund nor anyone on its behalf consulted PwC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Deloitte’s report on the Fund’s financial statements for the fiscal year ended March 31, 2025 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal year ended March 31, 2025, and the subsequent interim period through December 16, 2025, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports covering the Fund’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided Deloitte with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K.

iDirect Private Credit Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2026

The table below shows the total returns for iDirect Private Credit Fund, Bloomberg Aggregate Bond Index and the Morningstar LSTA US Leveraged Loan Index for the same time periods ended March 31, 2026. (1)

			Annualized Since
	Since Inception	Year Ended	Inception
	March 31, 2026	July 12, 2025 (2)	December 2, 2024
iDirect Private Credit Fund, Class I	4.81%	N/A	4.49%
iDirect Private Credit Fund, Class A	N/A	2.33%	N/A
iDirect Private Credit Fund, Class A Load	N/A	(1.23)%	N/A
iDirect Private Credit Fund, Class D	N/A	2.89%	N/A
Bloomberg Aggregate Bond Index (3)	4.35%	3.95%	4.07%
Morningstar LSTA US Leveraged Loan Index (4)	5.94%	2.60%	5.12%

(1)	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when repurchased, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the repurchases of Fund shares. For performance information current to the most recent month-end, please call 1-212-994-7400.

(2)	Not annualized.

(3)	The Bloomberg US Aggregate Bond Index: The index is a broad-based flagship benchmark that measures the investment-grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS, and CMBS (agency and non-agency).

(4)	The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

Comparison of the Change in Value of a $1,000,000 Investment | December 2, 2024–March 31, 2026

Past performance is not necessarily indicative of future results.

Holdings by Asset Type	% of Net Assets
Senior Secured Loans	85.6%
Investment Funds	23.1%
Short-Term Investments	10.2%
Liabilities in Excess of Other Assets	(18.9%)
Total	100.0%

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS
March 31, 2026

	Investment	Interest Rate	Reference	Basis Points	Maturity		Shares/ Principal
Portfolio Company	Type	(%)	Rate	Spread	Date	Currency	Amount	Cost	Fair Value	Footnotes
Investment Interests - 23.1%
Private Business Development Company - 13.5%
Bain Capital Private Credit Offshore Access Fund, L.P.							1,106,469	$28,500,000	$28,574,898	[1]
AGTB BDC Holdings, L.P.							396,912	10,000,000	10,000,000	[1,2]
								38,500,000	38,574,898
Public Business Development Company - 9.6%
Audax Private Credit Fund, LLC							1,121,203	28,263,260	27,679,136	[1]
Total Investment Interests								66,763,260	66,254,034

Senior Secured Loans - 85.6%
Advertising - 1.2%
Fusion Buyer, Inc.	Term Loan	8.67	SOFR	525	3/11/2030	USD	3,500,000	3,500,000	3,489,418	[1,2,3,4]

Agriculture/Farming - 1.3%
Patten Seed Company, LLC	Term Loan	8.42	SOFR	475	3/10/2032	USD	3,636,364	3,636,364	3,636,364	[1,2,3]

Application Software - 3.8%
Cardinal Parent, Inc.	Term Loan	8.35	SOFR	450	5/19/2032	USD	6,184,896	6,228,045	5,926,266	[1,2,3]
G-3 Apollo Acquisition Corp.	Revolver	8.67-8.71	SOFR	500	3/10/2031	USD	64,500	64,191	63,042	[1,2,3,4]
G-3 Apollo Acquisition Corp.	Term Loan	8.67	SOFR	500	3/10/2031	USD	2,987,425	2,974,566	2,919,914	[1,2,3,4]
Govineer Solutions LLC	Revolver	8.67	SOFR	500	10/7/2030	USD	51,563	51,309	51,563	[1,2,3,4]
Govineer Solutions LLC	Term Loan	8.70	SOFR	500	10/7/2030	USD	1,881,172	1,873,322	1,881,172	[1,2,3,4]
								11,191,433	10,841,957
Asset Management and Custody Banks - 5.2%
G-3 Frax Acquisition LLC	Term Loan	9.00	SOFR	500	1/30/2032	USD	6,255,000	6,255,000	6,255,000	[1,2,3]
Lido Advisors, LLC	Delayed Draw	8.40-9.78	SOFR	475	11/15/2030	USD	1,450,725	1,450,725	1,450,725	[1,2,3,4]
Lido Advisors, LLC	Term Loan	8.42	SOFR	475	11/15/2030	USD	4,468,192	4,627,864	4,468,192	[1,2,3,4]
Petra Borrower, LLC	Delayed Draw	9.44	SOFR	575	11/15/2030	USD	687,552	678,322	687,552	[1,2,3,4]
Petra Borrower, LLC	Revolver	9.42	SOFR	575	11/15/2030	USD	193,443	190,570	193,443	[1,2,3,4]
Petra Borrower, LLC	Term Loan	9.41	SOFR	575	11/15/2030	USD	1,764,822	1,805,497	1,764,822	[1,2,3,4]
								15,007,978	14,819,734
Banking - 1.7%
Alogent Holdings, Inc.	Term Loan	10.17	SOFR	650	1/21/2032	USD	5,031,250	4,982,137	4,980,938	[1,2,3]

Broadcasting and Entertainment - 1.6%
Comet Bidco Limited	Delayed Draw	9.00	SOFR	500	1/30/2032	USD	2,826	2,826	2,826	[1,2,3,4]
Comet Bidco Limited	Term Loan	9.00	SOFR	500	1/30/2032	USD	4,521,739	4,521,739	4,521,739	[1,2,3,4]
								4,524,565	4,524,565
Building Products - 1.5%
Lindsay Precast, LLC	Revolver	9.00	SOFR	475	12/16/2032	USD	144,828	144,828	144,545	[1,2,3,4]
Lindsay Precast, LLC	Term Loan	8.42	SOFR	475	12/16/2032	USD	4,224,138	4,224,138	4,215,881	[1,2,3,4]
								4,368,966	4,360,426
Consumer Staples - 2.4%
INW Manufacturing, LLC	Term Loan	9.42	SOFR	580	1/23/2031	USD	7,000,000	6,930,367	6,930,000	[1,2,3]

Diversified Mining & Metals - 2.0%
Alpha US Buyer, LLC	Delayed Draw	8.52	SOFR	600	4/4/2030	USD	903,983	903,983	903,769	[1,2,3,4]
Alpha US Buyer, LLC	Term Loan	8.52	SOFR	600	4/4/2030	USD	1,382,271	1,382,271	1,381,944	[1,2,3,4]
Pareto Buyers, LLC	Term Loan	9.00	SOFR	450	12/16/2032	USD	3,412,698	3,412,698	3,403,617	[1,2,3,4]
								5,698,952	5,689,330
Diversified/Conglomerate Service - 2.2%
DTIQ Technologies, Inc.	Term Loan	11.17	SOFR	750	9/30/2029	USD	2,093,125	2,084,140	2,083,706	[1,2,3]
Innovative Discovery, LLC	Term Loan	9.17	SOFR	550	12/31/2030	USD	4,155,844	4,125,076	4,124,675	[1,2,3,4]
								6,209,216	6,208,381
Drug Retail - 1.6%
Innovative Discovery, LLC	Revolver	11.00	SOFR	525	8/6/2030	USD	13,736	13,668	13,625	[1,2,3,4]
Innovative Discovery, LLC	Term Loan	8.90-8.92	SOFR	525	8/6/2030	USD	4,576,442	4,556,274	4,539,299	[1,2,3,4]
								4,569,942	4,552,924
Education Services - 1.7%
Owl Acquisition, LLC	Delayed Draw	8.42	SOFR	475	4/17/2032	USD	80,573	80,110	76,079	[1,2,3,4]
Owl Acquisition, LLC	Revolver	8.45	SOFR	475	4/17/2032	USD	184,040	183,580	173,776	[1,2,3,4]
Owl Acquisition, LLC	Term Loan	8.40	SOFR	475	4/17/2032	USD	4,827,039	4,816,157	4,557,831	[1,2,3,4]
								5,079,847	4,807,686

See accompanying notes to financial statements.

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

	Investment	Interest Rate	Reference	Basis Points	Maturity		Shares/ Principal
Portfolio Company	Type	(%)	Rate	Spread	Date	Currency	Amount	Cost	Fair Value	Footnotes
Senior Secured Loans - 85.6% (Continued)
Environmental & Facilities Services - 1.0%
WER Holdings, LLC	Delayed Draw	9.20	SOFR	550	4/11/2030	USD	1,718,476	1,710,667	1,692,094	[1,2,3,4]
WER Holdings, LLC	Revolver	9.20	SOFR	550	4/11/2030	USD	240,806	239,732	237,109	[1,2,3,4]
WER Holdings, LLC	Term Loan	9.20	SOFR	550	4/11/2030	USD	825,635	822,069	812,960	[1,2,3,4]
								2,772,468	2,742,163
Health Care Distributors - 0.7%
Prescott’s Inc.	Delayed Draw	8.45	SOFR	500	12/30/2030	USD	427,539	426,543	426,054	[1,2,3,4]
Prescott’s Inc.	Term Loan	8.45	SOFR	500	12/30/2030	USD	1,442,676	1,436,644	1,437,663	[1,2,3,4]
								1,863,187	1,863,717
Health Care Facilities - 3.9%
Blue Cloud Pediatric Surgery Centers, LLC	Delayed Draw	8.67-8.72	SOFR	500	1/21/2031	USD	1,045,916	1,041,032	1,039,056	[1,2,3,4]
Blue Cloud Pediatric Surgery Centers, LLC	Revolver	6.11	SOFR	500	1/21/2031	USD	19,419	19,323	19,292	[1,2,3,4]
Blue Cloud Pediatric Surgery Centers, LLC	Term Loan	8.67	SOFR	500	1/21/2031	USD	3,013,980	2,995,128	2,994,213	[1,2,3,4]
CRH Healthcare Purchaser, Inc.	Term Loan	8.95	SOFR	525	9/17/2031	USD	4,906,379	4,883,542	4,899,298	[1,2,3,4]
Orion Midco, LLC	Term Loan	9.12	SOFR	525	5/21/2031	USD	2,265,461	2,236,317	2,247,803	[1,2,3,4]
								11,175,342	11,199,662
Health Care Services - 6.7%
BCP Remed Holdings, Inc.	Revolver	8.68	SOFR	500	2/28/2031	USD	23,500	23,398	23,500	[1,2,3,4]
BCP Remed Holdings, Inc.	Term Loan	8.67	SOFR	500	2/28/2031	USD	2,159,680	2,150,289	2,181,277	[1,2,3,4]
HHS Buyer, Inc.	Delayed Draw	9.41-9.43	SOFR	550	8/31/2028	USD	2,926,909	2,914,150	2,902,296	[1,2,3,4]
HHS Buyer, Inc.	Term Loan	9.41-9.43	SOFR	550	8/31/2028	USD	1,392,752	1,380,476	1,379,568	[1,2,3,4]
MTS Buyer, Inc.	Term Loan	8.92	SOFR	525	6/3/2032	USD	2,953,906	2,933,684	2,925,991	[1,2,3,4]
NMA Holdings, LLC	Delayed Draw	8.69	SOFR	525	12/18/2030	USD	88,303	88,008	88,379	[1,2,3,4]
NMA Holdings, LLC	Term Loan	8.69	SOFR	525	12/18/2030	USD	1,916,912	1,904,885	1,918,562	[1,2,3,4]
Psychiatric Medical Care LLC	Term Loan	8.41	SOFR	475	7/1/2032	USD	2,423,077	2,395,248	2,432,062	[1,2,3,4]
RBFD Buyer, LLC	Delayed Draw	8.42	SOFR	500	9/14/2032	USD	108,130	107,870	107,819	[1,2,3,4]
RBFD Buyer, LLC	Revolver	8.42	SOFR	500	9/14/2032	USD	51,837	51,720	51,687	[1,2,3,4]
RBFD Buyer, LLC	Term Loan	8.42	SOFR	500	9/14/2032	USD	950,490	946,384	947,750	[1,2,3,4]
Surgical Center Solutions LLC	Revolver	8.42	SOFR	500	3/25/2031	USD	38,868	38,615	38,884	[1,2,3,4]
Surgical Center Solutions LLC	Term Loan	8.42	SOFR	500	3/25/2031	USD	4,263,526	4,235,834	4,265,300	[1,2,3,4]
								19,170,561	19,263,075
Healthcare, Education, and Childcare - 1.0%
Acuity Eyecare Holdings, LLC	Delayed Draw	9.57-9.60	SOFR	575	12/31/2030	USD	2,287,563	2,309,638	2,310,439	[1,2,3]
Acuity Eyecare Holdings, LLC	Term Loan	9.57	SOFR	575	12/31/2030	USD	495,510	500,292	500,465	[1,2,3]
								2,809,930	2,810,904
Human Resources & Employment Services - 2.2%
AQ Carver Buyer, Inc.	Term Loan	9.27	SOFR	550	4/2/2031	USD	6,218,203	6,315,823	6,166,528	[1,2,3]

Industrial Machinery and Supplies and Components - 5.6%
Aeritek Global CAD Acquisition Inc.	Revolver	10.17	SOFR	650	8/27/2030	USD	113,176	112,638	112,314	[1,2,3,4]
Aeritek Global CAD Acquisition Inc.	Term Loan	10.17	SOFR	650	8/27/2030	USD	5,898,941	5,871,878	5,853,984	[1,2,3,4]
Shape Technologies Group, Inc.	Term Loan	10.93	SOFR	675	9/6/2030	USD	2,801,873	2,778,993	2,720,222	[1,2,3]
Vortex Companies, LLC	Delayed Draw	8.67	SOFR	500	9/4/2029	USD	2,337,000	2,325,685	2,337,922	[1,2,3]
Vortex Companies, LLC	Term Loan	8.67	SOFR	500	9/4/2029	USD	1,250,000	1,243,812	1,250,493	[1,2,3]
Vortex Intermediate, LLC	Term Loan	8.67	SOFR	500	9/4/2029	USD	3,867,187	3,851,290	3,868,714	[1,2,3]
								16,184,296	16,143,649
Information Technology - 3.7%
Meriplex Communications, LTD.	Term Loan	8.77	SOFR	500	7/17/2028	USD	6,471,567	6,390,842	6,390,672	[1,2,3]
Pricelabs Revenue Inc.	Term Loan	8.44	SOFR	480	3/17/2033	USD	4,327,273	4,284,158	4,284,000	[1,2,3]
								10,675,000	10,674,672
Internet Services & Infrastructure - 2.1%
Bridgepointe Technologies, LLC	Term Loan	8.70	SOFR	500	12/31/2027	USD	6,187,500	6,257,920	6,159,463	[1,2,3]

IT Consulting and Other Services - 2.3%
Lighthouse Technologies Holding Corp.	Term Loan	8.67	SOFR	500	12/31/2029	USD	6,554,896	6,539,555	6,533,497	[1,2,3,4]

Leisure Facilities - 2.0%
CorePower Yoga, LLC	Term Loan	8.95	SOFR	575	4/30/2031	USD	5,544,105	5,518,948	5,593,350	[1,2,3,4]

Leisure Products - 2.0%
Play Holdings, Inc.	Revolver	9.23	SOFR	525	10/29/2030	USD	59,090	58,536	58,523	[1,2,3]
Play Holdings, Inc.	Term Loan	9.23	SOFR	525	10/29/2031	USD	5,731,818	5,677,301	5,676,835	[1,2,3]
								5,735,837	5,735,358

See accompanying notes to financial statements.

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

	Investment	Interest Rate	Reference	Basis Points	Maturity		Shares/ Principal
Portfolio Company	Type	(%)	Rate	Spread	Date	Currency	Amount	Cost	Fair Value	Footnotes
Senior Secured Loans - 85.6% (Continued)
Movies and Entertainment - 1.0%
CB Sports Holdings BIDCO, LLC	Revolver	8.18	SOFR	450	12/19/2032	USD	309,148	306,840	306,927	[1,2,3,4]
CB Sports Holdings BIDCO, LLC	Term Loan	8.19	SOFR	450	12/19/2032	USD	2,583,595	2,751,395	2,565,033	[1,2,3,4]
								3,058,235	2,871,960
Other Specialty Retail - 1.8%
Bridges Consumer Healthcare Intermediate LLC	Delayed Draw	8.87	SOFR	525	12/20/2031	USD	1,407,039	1,401,407	1,399,189	[1,2,3,4]
Bridges Consumer Healthcare Intermediate LLC	Term Loan	8.85	SOFR	525	12/20/2031	USD	3,695,871	3,830,324	3,675,249	[1,2,3,4]
								5,231,731	5,074,438
Passenger Ground Transportation - 2.3%
EverDriven Technologies, LLC	Term Loan	8.42	SOFR	475	2/14/2031	USD	6,483,750	6,619,755	6,449,418	[1,2,3]

Real Estate Services - 1.7%
Community Management Holdings LLC	Delayed Draw	8.42	SOFR	500	11/1/2031	USD	777,009	771,732	773,945	[1,2,3,4]
Community Management Holdings LLC	Revolver	8.41-8.66	SOFR	500	11/1/2031	USD	305,851	303,759	304,645	[1,2,3,4]
Community Management Holdings LLC	Term Loan	8.41	SOFR	500	11/1/2031	USD	3,949,468	4,072,885	3,933,896	[1,2,3,4]
								5,148,376	5,012,486
Research & Consulting Services - 8.1%
Accordion Partners LLC	Term Loan	8.68	SOFR	525	11/15/2031	USD	6,968,750	7,109,933	6,927,830	[1,2,3]
Aprio Advisory Group, LLC	Delayed Draw	8.42	SOFR	475	8/1/2031	USD	1,632,754	1,629,703	1,621,148	[1,2,3,4]
Aprio Advisory Group, LLC	Revolver	8.42	SOFR	475	8/1/2031	USD	383,772	382,902	381,044	[1,2,3,4]
Aprio Advisory Group, LLC	Term Loan	8.42	SOFR	475	8/1/2031	USD	3,745,066	3,888,307	3,718,445	[1,2,3,4]
Franklin Energy	Revolver	8.92	SOFR	525	8/1/2031	USD	143,130	142,468	142,899	[1,2,3,4]
Franklin Energy	Term Loan	8.91	SOFR	525	8/1/2031	USD	5,679,151	5,652,913	5,670,005	[1,2,3,4]
Pearl Meyer & Partners, LLC	Revolver	8.17	SOFR	500	12/23/2031	USD	495,968	494,965	493,882	[1,2,3,4]
Pearl Meyer & Partners, LLC	Term Loan	8.20	SOFR	500	12/23/2031	USD	4,391,129	4,381,353	4,372,666	[1,2,3,4]
								23,682,544	23,327,919
Restaurants - 0.7%
City Barbeque, LLC	Delayed Draw	9.00	SOFR	535	9/4/2030	USD	215,686	214,894	209,595	[1,2,3,4]
City Barbeque, LLC	Term Loan	9.03	SOFR	535	9/4/2030	USD	1,703,813	1,693,170	1,655,698	[1,2,3,4]
								1,908,064	1,865,293
Specialized Consumer Services - 3.1%
CCG Group Acquisition Company	Term Loan	9.00	SOFR	450	12/30/2032	USD	6,052,347	6,052,347	6,036,480	[1,2,3,4]
Club Car Wash Operating, LLC	Delayed Draw	9.28-10.00	SOFR	550	6/16/2027	USD	2,847,104	2,882,884	2,854,585	[1,2,3,4]
								8,935,231	8,891,065
Trading Companies and Distributors - 5.3%
BlastOne	Revolver	8.70	SOFR	500	8/1/2031	USD	344,488	342,865	344,488	[1,2,3,4]
BlastOne	Revolver	9.36	BBSW	500	8/1/2031	AUD	185,308	120,757	127,853	[1,2,3,4]
BlastOne	Term Loan	8.70	SOFR	500	8/1/2031	USD	3,770,423	3,753,009	3,789,526	[1,2,3,4]
BlastOne	Term Loan	9.36	BBSW	500	8/1/2031	AUD	490,896	323,319	340,410	[1,2,3,4]
Easy Ice, LLC	Delayed Draw	9.07-9.10	SOFR	525	10/30/2030	USD	158,024	157,370	158,131	[1,2,3,4]
Easy Ice, LLC	Revolver	9.07-9.11	SOFR	525	10/30/2030	USD	132,917	132,287	132,917	[1,2,3,4]
Easy Ice, LLC	Term Loan	9.07	SOFR	525	10/30/2030	USD	2,036,675	2,028,135	2,038,052	[1,2,3,4]
Shrieve Chemical Company, LLC	Revolver	9.67	SOFR	600	10/30/2030	USD	88,222	87,819	87,562	[1,2,3]
Shrieve Chemical Company, LLC	Term Loan	9.67	SOFR	600	10/30/2030	USD	2,298,145	2,287,972	2,280,950	[1,2,3]
TCP Buyer, Inc.	Revolver	8.38	SOFR	475	3/12/2031	USD	8,954	8,954	8,929	[1,2,3,4]
TCP Buyer, Inc.	Term Loan	8.38	SOFR	475	3/12/2031	USD	4,798,979	4,798,979	4,785,582	[1,2,3,4]
TCP Buyer, Inc.	Term Loan	7.01	CORRA	475	3/12/2031	CAD	518,043	380,754	371,275	[1,2,3,4]
TCP Buyer, Inc.	Term Loan	8.38	SOFR	475	3/12/2031	USD	806,656	806,656	804,404	[1,2,3,4]
								15,228,876	15,270,079
Utilities - 2.2%
Superna Inc.	Term Loan	10.17	SOFR	625	3/5/2028	USD	6,351,523	6,408,852	6,415,038	[1,2,3]
Total Senior Secured Loans								246,940,298	244,905,457

Short-Term Investments - 10.2%
Money Market Funds - 10.2%
Fidelity Treasury Portfolio, Class I, 3.66%							26,613,076	26,613,076	26,613,076	[5]
Fidelity Government Portfolio Institutional Class, 3.71%							2,542,349	2,542,349	2,542,349	[5]
Total Short-Term Investments								29,155,425	29,155,425

Total Investments - 118.9%								$342,858,983	$340,314,916
Liabilities In Excess Of Other Assets - (18.9%)									(54,064,221)
Net Assets - 100.0%									$286,250,695

See accompanying notes to financial statements.

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

AUD	- Australian Dollars

CAD	- Canadian Dollars

USD	- United States Dollar

BBSW	- Bank Bill Swap Rate

CORRA	- Canadian Overnight Repo Rate Average

SOFR	- Secured Overnight Financing Rate

[1]	Securities restricted to resale represent $311,159,491 or 108.7% of net assets.

[2]	The fair value of this investment is determined using significant unobservable inputs and is classified as Level 3 on the GAAP hierarchy.

[3]	Variable or floating rate security. The rate in effect as of March 31, 2026, is based on the reference rate plus the displayed spread as of the security’s last reset date.

[4]	A portion of this investment was not funded as of March 31, 2026. The Fund had $57,345,705 at par value in unfunded commitments as of March 31, 2026 (Note 4).

[5]	Rate disclosed is the seven day effective yield as of March 31, 2026.

See accompanying notes to financial statements.

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

Additional Information on restricted securities is as follows:

Security	Investment Type	First Acquisition Date	Cost
Bain Capital Private Credit Offshore Access Fund, L.P.		7/1/2025	$28,574,898
AGTB BDC Holdings, L.P.		1/23/2026	10,000,000
Audax Private Credit Fund, LLC		7/1/2025	27,679,136
Fusion Buyer, Inc.	Term Loan	12/16/2025	3,500,000
Patten Seed Company, LLC	Term Loan	3/10/2026	3,636,364
Cardinal Parent, Inc.	Term Loan	3/7/2025	6,228,045
G-3 Apollo Acquisition Corp.	Revolver	12/9/2025	64,191
G-3 Apollo Acquisition Corp.	Term Loan	3/7/2025	2,974,566
Govineer Solutions LLC	Revolver	2/26/2026	51,309
Govineer Solutions LLC	Term Loan	1/31/2025	1,873,322
G-3 Frax Acquisition LLC	Term Loan	1/30/2026	6,255,000
Lido Advisors, LLC	Delayed Draw	12/18/2025	1,450,725
Lido Advisors, LLC	Term Loan	12/18/2025	4,627,864
Petra Borrower, LLC	Delayed Draw	11/17/2025	678,322
Petra Borrower, LLC	Revolver	3/10/2026	190,570
Petra Borrower, LLC	Term Loan	1/30/2025	1,805,497
Alogent Holdings, Inc.	Term Loan	1/21/2026	4,982,137
Comet Bidco Limited	Delayed Draw	1/30/2026	2,826
Comet Bidco Limited	Term Loan	1/30/2026	4,521,739
Lindsay Precast, LLC	Revolver	12/31/2025	144,828
Lindsay Precast, LLC	Term Loan	12/31/2025	4,224,138
INW Manufacturing, LLC	Term Loan	3/19/2026	6,930,367
Alpha US Buyer, LLC	Delayed Draw	6/17/2025	903,983
Alpha US Buyer, LLC	Term Loan	6/17/2025	1,382,271
Pareto Buyers, LLC	Term Loan	12/18/2025	3,412,698
DTIQ Technologies, Inc.	Term Loan	1/16/2026	2,084,140
Innovative Discovery, LLC	Term Loan	3/3/2026	4,125,076
Innovative Discovery, LLC	Revolver	3/30/2026	13,668
Innovative Discovery, LLC	Term Loan	8/6/2025	4,556,274
Owl Acquisition, LLC	Delayed Draw	5/6/2025	80,110
Owl Acquisition, LLC	Revolver	3/30/2026	183,580
Owl Acquisition, LLC	Term Loan	7/9/2025	4,816,157
WER Holdings, LLC	Delayed Draw	9/30/2025	1,710,667
WER Holdings, LLC	Revolver	6/11/2025	239,732
WER Holdings, LLC	Term Loan	6/11/2025	822,069
Prescott’s Inc.	Delayed Draw	10/24/2025	426,543
Prescott’s Inc.	Term Loan	1/10/2025	1,436,644
Blue Cloud Pediatric Surgery Centers, LLC	Delayed Draw	6/17/2025	1,041,032

See accompanying notes to financials statements.

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

Security	Investment Type	First Acquisition Date	Cost
Blue Cloud Pediatric Surgery Centers, LLC	Revolver	2/27/2026	19,323
Blue Cloud Pediatric Surgery Centers, LLC	Term Loan	6/17/2025	$2,995,128
CRH Healthcare Purchaser, Inc.	Term Loan	9/17/2025	4,883,542
Orion Midco, LLC	Term Loan	1/31/2025	2,236,317
BCP Remed Holdings, Inc.	Revolver	4/11/2025	23,398
BCP Remed Holdings, Inc.	Term Loan	4/11/2025	2,150,289
HHS Buyer, Inc.	Delayed Draw	10/31/2025	2,914,150
HHS Buyer, Inc.	Term Loan	7/18/2025	1,380,476
MTS Buyer, Inc.	Term Loan	6/2/2025	2,933,684
NMA Holdings, LLC	Delayed Draw	7/8/2025	88,008
NMA Holdings, LLC	Term Loan	1/10/2025	1,904,885
Psychiatric Medical Care LLC	Term Loan	6/27/2025	2,395,248
RBFD Buyer, LLC	Delayed Draw	10/31/2025	107,870
RBFD Buyer, LLC	Revolver	3/31/2025	51,720
RBFD Buyer, LLC	Term Loan	12/31/2024	946,384
Surgical Center Solutions LLC	Revolver	3/24/2025	38,615
Surgical Center Solutions LLC	Term Loan	3/19/2025	4,235,834
Acuity Eyecare Holdings, LLC	Delayed Draw	1/12/2026	2,309,638
Acuity Eyecare Holdings, LLC	Term Loan	1/12/2026	500,292
AQ Carver Buyer, Inc.	Term Loan	6/30/2025	6,315,823
Aeritek Global CAD Acquisition Inc.	Revolver	9/25/2025	112,638
Aeritek Global CAD Acquisition Inc.	Term Loan	9/25/2025	5,871,878
Shape Technologies Group, Inc.	Term Loan	1/30/2025	2,778,993
Vortex Companies, LLC	Delayed Draw	9/30/2025	2,325,685
Vortex Companies, LLC	Term Loan	3/16/2025	1,243,812
Vortex Intermediate, LLC	Term Loan	5/7/2025	3,851,290
Meriplex Communications, LTD.	Term Loan	3/12/2026	6,390,842
Pricelabs Revenue Inc.	Term Loan	3/19/2026	4,284,158
Bridgepointe Technologies, LLC	Term Loan	3/11/2025	6,257,920
Lighthouse Technologies Holding Corp.	Term Loan	12/11/2025	6,539,555
CorePower Yoga, LLC	Term Loan	7/2/2025	5,518,948
Play Holdings, Inc.	Revolver	11/12/2025	58,536
Play Holdings, Inc.	Term Loan	11/12/2025	5,677,301
CB Sports Holdings BIDCO, LLC	Revolver	3/17/2026	306,840
CB Sports Holdings BIDCO, LLC	Term Loan	12/23/2025	2,751,395
Bridges Consumer Healthcare Intermediate LLC	Delayed Draw	3/28/2025	1,401,407
Bridges Consumer Healthcare Intermediate LLC	Term Loan	3/28/2025	3,830,324
EverDriven Technologies, LLC	Term Loan	10/24/2025	6,619,755
Community Management Holdings LLC	Delayed Draw	6/17/2025	771,732

See accompanying notes to financials statements.

iDirect Private Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2026

Security	Investment Type	First Acquisition Date	Cost
Community Management Holdings LLC	Revolver	3/28/2025	$303,759
Community Management Holdings LLC	Term Loan	3/28/2025	4,072,885
Accordion Partners LLC	Term Loan	3/20/2025	7,109,933
Aprio Advisory Group, LLC	Delayed Draw	3/28/2025	1,629,703
Aprio Advisory Group, LLC	Revolver	2/25/2026	382,902
Aprio Advisory Group, LLC	Term Loan	3/28/2025	3,888,307
Franklin Energy	Revolver	9/11/2025	142,468
Franklin Energy	Term Loan	9/11/2025	5,652,913
Pearl Meyer & Partners, LLC	Revolver	1/20/2026	494,965
Pearl Meyer & Partners, LLC	Term Loan	1/10/2025	4,381,353
City Barbeque, LLC	Delayed Draw	3/16/2026	214,894
City Barbeque, LLC	Term Loan	1/31/2025	1,693,170
CCG Group Acquisition Company	Term Loan	12/31/2025	6,052,347
Club Car Wash Operating, LLC	Delayed Draw	8/20/2025	2,882,884
BlastOne	Revolver	9/11/2025	342,865
BlastOne	Revolver	9/11/2025	120,757
BlastOne	Term Loan	9/11/2025	3,753,009
BlastOne	Term Loan	9/11/2025	323,319
Easy Ice, LLC	Delayed Draw	1/31/2025	157,370
Easy Ice, LLC	Revolver	7/29/2025	132,287
Easy Ice, LLC	Term Loan	1/31/2025	2,028,135
Shrieve Chemical Company, LLC	Revolver	7/17/2025	87,819
Shrieve Chemical Company, LLC	Term Loan	6/17/2025	2,287,972
TCP Buyer, Inc.	Revolver	6/11/2025	8,954
TCP Buyer, Inc.	Term Loan	6/11/2025	4,798,979
TCP Buyer, Inc.	Term Loan	7/1/2025	380,754
TCP Buyer, Inc.	Term Loan	10/14/2025	806,656
Superna Inc.	Term Loan	1/8/2026	6,408,852
			$313,194,332

See accompanying notes to financials statements.

iDirect Private Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2026

ASSETS
Investments:
Investments at fair value (cost $342,858,983)	$340,314,916
Cash	518,511
Foreign Cash (cost $10,250)	10,250
Interest income receivable	1,277,646
Receivable for fund shares sold	15,248
Prepaid expenses and deferred offering costs	1,081,757
TOTAL ASSETS	$343,218,328

LIABILITIES
Line of credit payable	54,902,500
Offering costs payable	445,146
Organizational costs payable	54,854
Management fee payable to adviser	789,776
Distribution and Servicing fees payable to distributor	24
Audit and tax fees	137,964
Service fee payable to related parties	158,622
Directors’ fees	12,860
Interest expense	241,372
Accrued expenses and other liabilities	224,515
TOTAL LIABILITIES	56,967,633

NET ASSETS	$286,250,695

Composition of Net Assets:
Paid-in capital	$288,500,437
Accumulated earnings/(deficit)	(2,249,742)
NET ASSETS	$286,250,695

Class I Shares:
Net assets	$286,248,728
Shares of beneficial interest outstanding [$0 par value]	29,155,503
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$9.82

Class A Shares:
Net assets	$980
Shares of beneficial interest outstanding [$0 par value]	100
Net asset value (Net Assets ÷ Shares Outstanding) and repurchase price per share	$9.80
Maximum offering price per share (net asset value plus maximum sales load of 3.50%)	$10.16

Class D Shares:
Net assets	$987
Shares of beneficial interest outstanding [$0 par value]	100
Net asset value (Net Assets ÷ Shares Outstanding), offering price and repurchase price per share	$9.87

See accompanying notes to financial statements.

iDirect Private Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2026

INVESTMENT INCOME
Interest Income	$16,112,393
Dividend income	2,765,293
TOTAL INVESTMENT INCOME	18,877,686

EXPENSES
Management fees	3,166,909
12b-1 Class A	5
12b-1 Class D	23
Line of credit fees	672,877
Pricing service fees	315,479
Interest expense	241,372
Legal fees	553,741
Offering costs	259,668
Transfer agent fees	98,098
Administrative services fees	131,408
Accounting services fees	92,113
Audit and tax fees	135,514
Registration fees	58,877
Custodian fees	63,015
Printing and postage expense	33,946
Chief compliance officer fees	38,909
Directors’ fees and expenses	41,482
Insurance expense	3,997
Other expenses	108,472
TOTAL EXPENSES	6,015,905

Expense offset	(820,824)
Management fee waiver	(486,980)
NET EXPENSES	4,708,101

NET INVESTMENT INCOME	14,169,585

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN/(LOSS) ON:
Foreign currency transactions	(1,328)
NET REALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(1,328)

NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investments	(2,537,273)
Foreign currency translations	(114)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	(2,537,387)

NET CHANGE IN REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(2,538,715)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,630,870

See accompanying notes to financial statements.

iDirect Private Credit Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the Period from
	Year Ended	December 2, 2024 (1)
	March 31, 2026	to March 31, 2025
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$14,169,585	$535,379
Net realized gain/(loss) on investments and foreign currency transactions	(1,328)	—
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(2,537,387)	(6,794)
Net increase in net assets resulting from operations	11,630,870	528,585

DISTRIBUTIONS TO INVESTORS
From distributable earnings
Class I	(14,287,183)	(509,660)
Class A	(40)	—
Class D	(838)	—
From return of capital
Class I	(952,368)	—
Class A	(3)	—
Class D	(49)	—
Total distributions to investors	(15,240,481)	(509,660)

BENEFICIAL INTEREST TRANSACTIONS
Proceeds from partner contributions
Class I (2)	142,354,831	104,644,923
Proceeds from shares sold
Class I	54,624,159	—
Class A	1,000	—
Class D	56,550	—
Reinvestment of distributions
Class I	4,667,442	—
Repurchase of shares
Class I	(16,452,037)	—
Class D	(55,487)	—
Total increase in net assets from shares of beneficial interest transactions	185,196,458	104,644,923

NET INCREASE IN NET ASSETS FROM OPERATIONS, DISTRIBUTIONS, AND BENEFICIAL INTEREST TRANSACTIONS	181,586,847	104,663,848

NET ASSETS
Beginning of period	104,663,848	—
End of period	$286,250,695	$104,663,848

Class I: (3)
Beginning Balance:	—
Conversion of partnership interest to units	24,858,456
Shares sold	5,472,592
Shares reinvested	472,404
Shares repurchased	(1,647,949)
Ending Balance	29,155,503

Class A: (4)
Beginning Balance	—
Shares sold	100
Ending Balance	100

Class D: (4)
Beginning Balance	—
Shares sold	5,688
Shares repurchased	(5,588)
Ending Balance	100

(1)	Commencement of operations.

(2)	Represents beneficial interest transaction before July 12, 2025.

(3)	The class became unitized as of July 12, 2025, the share activity is from July 12, 2025 to March 31, 2026.

(4)	The class commenced operations July 12, 2025.

See accompanying notes to financial statements.

iDirect Private Credit Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$11,630,870
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operations:
Purchases of investments	(272,620,170)
Paydowns of investments	18,299,017
Net purchases of short-term investments	(1,491,148)
Net change in unrealized depreciation on investments	2,537,273
Net change in unrealized depreciation on foreign currency translations	114
Accretion of discount	(1,403)
Net realized losses from foreign currency transactions	1,328
Amortization of prepaid expenses and deferred offering costs	322,542
Decrease in prepaid investments	5,000,000
Decrease in deferred offering costs	37,096
Increase in interest income receivable	(1,062,819)
Increase in prepaid expenses and other assets	(1,081,757)
Decrease in payable for securities purchased	(15,067,459)
Increase in management fee payable due to adviser	1,156,974
Increase in distribution and servicing fees payable to distributor	24
Increase in service fee payable to related parties	157,622
Decrease in directors’ fees	(12,640)
Increase in interest expense	241,372
Increase in accrued expenses and other liabilities	(30,882)
Net cash used in operating activities	(251,984,046)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Line of Credit	54,902,500
Proceeds from partner contributions	142,354,831
Proceeds from shares issued	54,666,461
Payment of shares repurchased	(16,507,524)
Distributions paid to shareholders	(11,082,699)
Net cash provided by financing activities	224,333,569

Effect of foreign exchange rate changes in cash	(1,442)

NET DECREASE IN CASH	(27,651,919)
CASH - BEGINNING OF PERIOD	28,180,680
CASH - END OF PERIOD	$528,761

Reconciliation of cash and foreign currency at the end of year per Statement of Cash Flows to amounts reported on the Statement of Assets and Liabilities
Cash	$518,511
Foreign currency	10,250
CASH - END OF PERIOD	$528,761

Supplemental disclosure of cash activity
Interest on borrowings	$241,372

See accompanying notes to financial statements.

iDirect Private Credit Fund
FINANCIAL HIGHLIGHTS

	Class I		Class A		Class D
	For the Year		For the Period from		For the Period from
	Ended		July 12, 2025 (1) to		July 12, 2025 (1) to
	March 31, 2026		March 31, 2026		March 31, 2026
Net asset value, beginning of period (2)	$10.00		$10.00		$10.00
Gain/(loss) from investment operations:
Net investment income (3)	0.50		0.35		0.40
Net realized and unrealized loss on investments	(0.19)		(0.12)		(0.12)
Net increase in net assets resulting from operations	0.31		0.23		0.28
Less distributions to investors from:
Net investment income	(0.46)		(0.40)		(0.38)
Net realized gain on investments	(0.00	) (10)	(0.00	) (10)	(0.00	) (10)
Return of capital	(0.03)		(0.03)		(0.03)
Total distributions	(0.49)		(0.43)		(0.41)
Net asset value, end of period	$9.82		$9.80		$9.87
Total return (4,5)	4.81%		2.33%		2.89%
Net assets, end of period (000s)	$286,249		$1		$1
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (including interest expense) (6,7,8)	2.37%		3.23%		2.50%
Ratio of net expenses to average net assets (including interest expense) (7,9)	1.86%		2.89%		2.38%
Ratio of net investment income to average net assets (6)	5.59%		4.86%		5.58%
Portfolio turnover rate (5)	0%		0%		0%

(1)	Commencement of operations.

(2)	The fund became unitized as of July 12, 2025, the share activity is from July 12, 2025 to March 31, 2026.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(4)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of all distributions.

(5)	Not annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.

(8)	Ratio of gross expenses to average net assets (excluding interest expense). (4,5)	2.01%	2.90%	2.08%

(9)	Ratio of net expenses to average net assets (excluding interest expense). (5)	1.50%	2.50%	1.90%

(10)	Less than .005 per share.

See accompanying notes to financial statements.

iDirect Private Credit Fund
FINANCIAL HIGHLIGHTS

For the Period from
December 2, 2024 (1)
to March 31, 2025
Total return (2)	1.11%
Net assets, end of period (000s)	$104,664
Ratios/Supplemental Data
Ratio of gross expenses to average net assets (3)	3.15%
Ratio of net expenses to average net assets (3)	0.80%
Ratio of net investment income to average net assets (3)	3.40%
Portfolio turnover rate (2)	0%

(1)	Commencement of operations.

(2)	Not annualized.

(3)	The net investment income and expenses ratios, excluding nonrecurring expenses, have been annualized for a period less than twelve months.

See accompanying notes to financial statements.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2026

(1)	Organization

iDirect Private Credit Fund (the “Fund”) is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was initially organized as a Delaware limited partnership on May 7, 2024, and commenced operations on December 2, 2024. The Fund became a registered investment company under the 1940 Act on December 3, 2024. The Fund was subsequently converted into a Delaware statutory trust on June 25, 2025, and its registration statement on Form N-2 was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2025. iDirect Private Credit Advisors, LLC is the investment adviser of the Fund (the “Adviser”).

The Fund currently offers three classes of shares of beneficial interest (the “Shares”): Class A, Class D and Class I. The minimum initial investment for an investor in the Fund is $2,500 for Class A Shares and Class D Shares and $1,000,000 for Class I Shares. The minimum additional investment in the Fund by any investor is $500 for Class A Shares and Class D Shares. There is no minimum subsequent investment amount for Class I Shares. Class A Shares are sold at net asset value (“NAV”) plus a maximum sales charge of 3.50% and are subject to an annual distribution and servicing fee payable monthly. Class D Shares are sold at NAV and are subject to an annual distribution and servicing fee payable monthly. Class I Shares are sold at NAV without an initial sales charge and are not subject to a distribution or shareholder servicing fee. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees), and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class.

The Fund’s investment objective is to seek attractive risk-adjusted returns, with a focus on current income. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes (measured at the time of purchase), in private middle-market credit instruments, including direct lending investments (such as first lien and unitranche loans and, to a lesser extent, second lien loans and mezzanine debt) (“Direct Loan Interests”) sourced by the Core Managers (as defined below). To a lesser extent, the Fund also invests in business development companies (“BDCs”), private credit funds, and the debt and equity tranches of collateralized loan obligations (“CLOs”) that are sponsored or managed by the Core Managers (collectively, “Investment Vehicle Interests” and, together with the Direct Loan Interests, “Investment Interests”). The “Core Managers” are Audax Management Company (NY), LLC or an affiliate (collectively, “Audax Private Debt”), Bain Capital Credit, L.P. or an affiliate (collectively, “Bain Capital Credit”), and Charlesbank Capital Partners, LLC or an affiliate (collectively, “Charlesbank Credit”). The Fund intends to (i) invest approximately 90% of its assets in Investment Interests; (ii) allocate approximately one-third of the value of its Investment Interests sourced by, or sponsored or managed by, each Core Manager; and (iii) invest approximately 10% of its assets in more liquid securities for cash management purposes.

Operating Segments—The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Treasurer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

(2)	Significant Accounting Policies

Basis of Presentation—Under FASB’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, the Fund follows accounting and reporting guidance for investment companies. The Fund’s financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The preparation of financial statements requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of investment income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Transactions and Related Investment Income and Expenses—Investment transactions are accounted for on a trade-date basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Realized gains or losses from investment transactions are recorded on a specific identification basis. Changes in the fair value of the investments are accounted for as a net change in unrealized gain or loss on the statement of operations.

Cash—Cash consists of monies held at UMB Bank, N.A. Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments—Short-term investments represent investments in high-quality money market instruments and money market mutual funds and are recorded at NAV per Share, which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Dividends and Distributions to Shareholders—Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes—In accordance with ASC Topic 740, Accounting for Uncertainty in Income Taxes, the Fund does not record a provision for U.S. federal, state, or local income taxes because the shareholders report their share of the Fund’s income or loss on their income tax returns. Generally, the Fund is subject to income tax examinations by major taxing authorities for the three years prior to the year covered by these financial statements.

Effective January 1, 2025, the Fund is qualified, and intends to elect, to be treated as a regulated investment company (“RIC”) under the provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and net realized gains (after reduction for capital loss carryforwards) to shareholders.

The Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits for the periods from December 2, 2024 (commencement of operations) to March 31, 2025, and April 1, 2025 to March 31, 2026. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

among various tax jurisdictions, compliance with U.S. federal, state, and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

Foreign currency translation—Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Transactions denominated in foreign currencies, including purchases and sales of investments and income and expenses, are translated into U.S. dollar amounts on the date of those transactions. The Fund isolates that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Adjustments arising from foreign currency transactions and translation of assets and liabilities denominated in foreign currencies are reflected as net realized gain/(loss) on foreign currency transactions and net change in unrealized appreciation/(depreciation) on foreign currency translations in the statement of operations.

Reported net realized gain or loss from foreign currency transactions arises from sales of portfolio securities; sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities in foreign currencies arises from changes in the fair values of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

(3)	Fair Value Measurements

The Fund utilizes various methods to measure the fair value of its investments. GAAP establishes a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC Topic 820, these inputs are summarized below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Direct Lending Investments—Direct lending investments are generally valued using unobservable pricing inputs received from the Fund’s third-party valuation agents or its investment partners. Direct lending investments may be valued utilizing the income approach, market approach, or liquidation. The income approach values an investment by estimating the present value of future economic benefits it is expected to produce. These benefits include earnings, cash flows, and disposition proceeds. Expected current value is determined by discounting expected cash flows at a rate of return (discount

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

rate or cost of capital) that reflects the risk associated with realizing the cash flows in the amounts and times projected. Enterprise value, a market approach, values an investment by determining the value of a company and allocating the value to the debt. Enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation, and amortization. The liquidation approach values an investment by analyzing the underlying collateral of the loan, as set forth in the associated loan agreements and borrowing base certificates. Liquidation valuations may be determined using a net orderly liquidation value, a forced liquidation value, or other methodology. Such liquidation values may be further reduced by certain reserves that may reduce the value of the collateral available to support the outstanding debt in a wind-down scenario. The Adviser will continuously monitor the valuations of the Fund investments provided by the third-party valuation agent or its investment partners and review any material concerns with the Adviser’s Pricing and Valuation Committee. The values of the Fund’s direct lending investments are adjusted daily based on their remaining duration as well as certain market factors. The Adviser, other third-party valuation agents, and the Adviser’s Pricing and Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each valuation is adjusted based on the updated financial information received from the underlying companies. This information is updated as soon as it becomes available. This comprehensive approach to valuing direct lending investments highlights the importance of both initial transaction pricing and ongoing assessments by third-party valuation agents. The dual focus on daily and quarterly adjustments ensures that the Fund’s valuations remain relevant and reflective of market conditions. Initial purchases of investments, including Direct Loans, may be fair valued at their cost, which approximates market value, and are monitored for any significant positive or negative events subsequent to the date of the original investment that necessitate a change to another valuation method, such as the market or income approach.

Business Development Companies (“BDC”)—BDCs are generally valued at their recent transaction price until the first NAV statement is made available and adjusted for any subsequent subscriptions. Following that, BDCs will be valued based on their most recent NAV statement and adjusted for any subsequent subscriptions or redemptions.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s investments by fair value hierarchy as of March 31, 2026:

				Investment
	Level 1	Level 2	Level 3	Valued at NAV (1)	Total
Assets:
Investment Interests	$—	$—	$10,000,000	$56,254,034	$66,254,034
Senior Secured Loans	—	—	244,905,457	—	244,905,457
Money Market Funds	29,155,425	—	—	—	29,155,425
Total	$29,155,425	$—	$254,905,457	$56,254,034	$340,314,916

(1)	Investments valued using NAV as the practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals presented on the Statement of Assets and Liabilities.

Investments Valued at NAV – The Fund records its investment in the Investment Interests at fair value in accordance with ASC Topic 820, based on the Fund’s proportionate share of its interest in the net assets of the Investment Interests. ASC Topic 820 permits a reporting entity to measure the fair value of an investment interest that does not have a readily determinable fair value based on NAV per Share, or its equivalent, of the investment interest as a practical expedient, without further adjustment. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

The value assigned to the Fund’s investments in the Investment Interests is based on available information and does not necessarily represent the amount that might ultimately be realized, as that amount depends on future circumstances and cannot reasonably be determined until the Investment Interests investments are liquidated. Furthermore, the Fund’s investment in the Investment Interests is indirectly subject to any restrictions on the liquidity of the Investment Interests investments. The Fund’s investments in the Investment Interests totaled $66,254,034 as of March 31, 2026, and can be liquidated in accordance with the Investment Interests liquidation terms.

The following table is a reconciliation of investments in which significant Level 3 unobservable inputs were used in determining fair value as of March 31, 2026:

			Proceeds from		Change in
	Beginning	Purchases	Sales and		Unrealized	Accrued	Transfers	Ending
	Balance	of	Paydowns of	Realized	Appreciation	Discounts	Into and Out	Balance
	March 31, 2025	Investments	Investments	Loss	(Depreciation)	Premiums	of Level 3	March 31, 2026
Investment Funds	$2,574,772	$64,188,488	$—	$—	$62,564	$—	$(56,825,824)	$10,000,000
Senior Secured Loans	56,799,436	208,431,682	(18,299,017)	0	(2,028,047)	1,403	0	244,905,457
	$59,374,208	$272,620,170	$(18,299,017)	$—	$(1,965,483)	$1,403	$(56,825,824)	$254,905,457

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2026:

	Fair Value at	Valuation	Unobservable
	March 31, 2026	Techniques	Inputs	Range
Investment Funds	$10,000,000	Market Approach	Recent Transaction Price	N/A
Senior Secured Loans	53,352,296	Market Approach	Recent Transaction Price	N/A
Senior Secured Loans	191,553,161	Income Approach	Discount Rate	8.75%-13.20%
	$254,905,457

(4)	Unfunded Investment Commitments

The Fund may enter into certain loan agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed below at par value. As of March 31, 2026, the Fund had sufficient liquidity to cover these commitments.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

As of March 31, 2026, the Fund had the following unfunded investment commitments:

Aeritek Global CAD Acquisition Inc.	$473,098
Alogent Holdings, Inc.	1,968,750
Aprio Advisor Group, LLC	411,184
Associated Spring US LLC	171,938
Avita Pharmacy	412,088
BCP Remed Holdings, Inc.	799,500
BlastOne	1,502,451
Blue Cloud Pediatric Surgery Centers, LLC	798,031
Bridges Consumer Healthcare Intermediate LLC	1,099,126
CB Sports Holdings BIDCO, LLC	4,107,257
Certified Collision Group	947,653
City Barbeque, LLC	808,824
Club Car Wash Operating, LLC	279,077
Comet Bidco Limited	1,975,435
Community Management Holdings LLC	1,171,898
CorePower Yoga, LLC	664,000
CRH Healthcare Purchaser Inc	1,568,966
Easy Ice, LLC	395,453
Franklin Energy	413,486
Fusion Buyer, Inc.	3,500,000
G-3 Frax Acquisition LLC	1,225,500
Govineer Solutions LLC	807,812
HHS Buyer, Inc.	588,235
Innovative Discovery, LLC	844,156
Liberty Purchaser, LLC	7,000,000
Lido Advisors, LLC	567,677
Lighthouse Technologies Holding Corp.	445,104
Lindsay Precast, LLC	2,631,034
MTS Buyer, Inc.	2,031,250
NMA Holdings, LLC	719,853
Orion Midco, LLC	455,863
Owl Acquisition, LLC	1,133,687
Pareto Buyers, LLC	1,587,302
Patten Seed Company, LLC	1,363,636
Pearl Meyer & Partners, LLC	1,318,548
Petra Borrower, LLC	82,904
Play Holdings, Inc.	709,091
Prescott’s Inc.	859,375
Pricelabs Revenue Inc.	2,672,727
Psychiatric Medical Care LLC	576,923
RBFD Buyer, LLC	276,590
Shrieve Chemical Company, LLC	96,526
Surgical Center Solutions LLC	1,904,540
TCP Buyer, Inc.	662,607
WER Holdings, LLC	3,316,550
$57,345,705

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

(5)	Investment Transactions

Purchases of investments and proceeds from sales and paydowns of investments (excluding short-term securities) for the year ended March 31, 2026 were $272,620,170 and $18,299,017, respectively.

(6)	Management Fees, Related Party Fees, and Expenses

Management Fees—For its investment management and administrative services to the Fund, the Fund will pay the Adviser a monthly fee (the “Management Fee”) equal to 0.1042% (i.e., 1.25% per annum) based on the Fund’s average daily net assets. The Management Fee is calculated and payable monthly in arrears. Prior to July 12, 2025, the Fund paid the Adviser 0.1042% (i.e., 1.25% per annum) of each Limited Partner’s NAV. Prior to July 12, 2025, the Management Fee was waived by an amount equal to 0.0792% (i.e., 0.95% per annum) of the NAV of each Limited Partner’s Capital Account per annum (the “Management Fee Waiver”), thereby reducing the Management Fee to 0.025% per month (i.e., 0.30% per annum). For the period from July 12, 2025 through March 31, 2026, the Fund incurred and paid $2,526,146 for Management Fees to the Adviser. For the period from April 1, 2025 through July 11, 2025, the Fund incurred $640,763 in Management Fees, of which $486,980 was waived, as reflected in the Fund’s Statement of Operations.

Related Party Fees—Prior to July 12, 2025, a fee for investor services provided by iCapital Markets LLC (“Distributor”) was assessed separately for each Class A Limited Partner (the Class A Limited Partner’s “Investor Servicing Fee”) equal to 0.0625% per month (i.e., 0.75% per annum) for each Class A Limited Partner. Upfront placement fees and sales commissions were paid, if any, by the limited partners and were not the expenses of the Fund.

The Fund has adopted a Plan of Distribution for Class A and Class D. The Fund pays a monthly fee out of the net assets of Class A and Class D Shares at the annual rate of 0.75% and 0.15% of the aggregate NAV of the Class A and Class D Shares, based on the average daily NAV of the Fund’s Class A Shares and Class D Shares, respectively (before any repurchase of Shares) (the “Distribution and Servicing Fee”). The Fund will not pay any fee to the Distributor with respect to the distribution of Class I Shares. For the period from July 12, 2025 to March 31, 2026, the Distribution and Servicing Fees payable to the Distributor were $5 and $23 for Class A Shares and Class D Shares, respectively.

Expenses—The Fund bears its own ordinary operating expenses including administrative expenses, custodial costs, legal expenses, accounting expenses, auditing and tax preparation expenses, insurance premiums, shareholder meeting costs, and other expenses related to the Fund (collectively, the “Ordinary Operating Expenses”); and extraordinary expenses including, but not limited to, taxes, if any, imposed on the Fund, the costs of litigation brought by or against the Fund, any expenses associated with the Fund’s indemnification obligations, and any expenses relating to enforcing or protecting the Fund’s rights with respect to portfolio investments and investment expenses.

The Adviser entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit until July 12, 2026 (the “Limitation Period”), the amount of “Specified Expenses” (as described below) borne by the Fund in respect of Class A Shares, Class D Shares and Class I Shares during the Limitation Period to an amount not to exceed 0.50% per annum of the Fund’s average daily net assets attributable to such Class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, Distribution and Servicing Fees and Investment Interest expenses (which consist of any costs or expenses in connection with the Fund’s acquisition of, or admission to, the Investment Interests (including transaction costs and legal costs associated with the Investment Interests) and any ongoing costs and expenses of the Investment Interests that are passed through to the Fund (i.e., acquired fund fees and expenses)); (ii) interest expenses and related borrowing costs incurred by the Fund; (iii) other investment-related expenses of the Fund (including financing, commitment, origination and other similar fees and expenses); (iv) taxes; and (v) litigation and other extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap at the time of such reimbursement or the Expense Cap in place at the time the expense amounts were previously paid or borne by the Adviser (whichever is lower). For the year ended March 31, 2026, the Fund was reimbursed $334,612 by the Adviser, presented as part of the expense offset on the Statement of Operations and is subject to potential recovery through March 31, 2029.

Prior to July 12, 2025, to the extent that Capped Expenses (as defined below) payable in any fiscal year exceeded 0.40% per annum of the month-end NAV of the Fund for such fiscal year (the “Prior Expense Cap”) the Adviser or its affiliates voluntarily agreed to bear any such Excess Fund Expenses (“Excess Fund Expenses”). “Capped Expenses” means Fund expenses, as listed above, excluding (i) the Management Fee, Investor Servicing Fee, Organization Costs, and Investment Interest expenses (which consist of costs or expenses in connection with the Fund’s acquisition of, or admission to, the Investment Interests, including transaction costs and legal costs associated with the Investment Interests, and any ongoing costs and expenses of the Investment Interests that are passed through to the Fund); (ii) interest expenses and related borrowing costs incurred by the Fund; (iii) other investment-related expenses of the Fund (including financing, commitment, origination, and other similar fees and expenses); (iv) taxes; and (v) litigation and other extraordinary expenses. For the year ended March 31, 2026, the Fund was reimbursed $486,212 by the Adviser, presented as part of the expense offset on the Statement of Operations which are subject to potential recovery through March 31, 2029.

Organizational and Offering Expenses—Organizational costs are expensed as incurred. Offering costs are accounted for as a deferred charge from the commencement of operations and are thereafter amortized to expense over twelve months on a straight-line basis. Organizational costs consist of the costs of forming the Fund; drafting of bylaws, administration, custody and transfer agency agreements; and legal services in connection with the initial meeting of the Board of Trustees (the “Board”). Offering costs consist of the costs of preparing, reviewing and filing with the SEC the Fund’s registration statement on Form N-2; the costs of preparing, reviewing and filing of any associated marketing or similar materials; the costs associated with the printing, mailing or other distribution of the Fund’s Prospectus, Statement of Additional Information and/or marketing materials; and the amounts of associated filing fees and legal fees associated with the offering. The Fund will pay for organizational and initial offering expenses up to a limit of $500,000. The Adviser, or its affiliates, will bear any organizational and initial offering expenses in excess of the $500,000 limit. The aggregate amount of organizational costs and offering costs recorded for the year ended March 31, 2026, was $0 and $259,668, respectively, as presented on the Statement of Operations.

The Board provides supervision of the affairs of the Fund. The Trustees of the Fund, who are not affiliated with the Adviser, receive an annual retainer and per-meeting fees for special meetings and are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board, the Audit Committee Chair, and the Nominating and Governance Committee Chair receive additional annual retainers. The Trustees do not receive any pension or retirement benefits from the Fund. Trustee fees and expenses incurred for the year ended March 31, 2026, are included in Directors’ fees and expenses in the Statement of Operations.

Ultimus Fund Solutions (“UFS”)—UFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with UFS, the Fund pays UFS customary fees for providing such services to the Fund. During the year ended March 31, 2026, certain officers of the Fund were also officers of UFS and were not paid any fees directly by the Fund for serving in such capacities. For the period from July 12, 2025 to March 31, 2026, the Fund incurred $95,658 of administrative service fees, $98,098 of transfer agent fees, and $92,113 of fund accounting fees, which are included in the Statement of Operations. As of March 31, 2026, the Fund has a payable to UFS of $158,622 for administration, transfer agent, and fund accounting fees, which is included in service fees payable to related parties on the Statement of Assets and Liabilities. For the period from April 1, 2025 to July 11, 2025, Ultimus Leverpoint Private Fund Solutions, LLC served as the Fund’s administrator, during which time the Fund incurred $35,750 of administrative service fees, which are included in the Statement of Operations. As of March 31, 2026, the Fund has a payable to Ultimus Leverpoint Private Fund Solutions, LLC of $0, which is included in service fees payable to related parties on the Statement of Assets and Liabilities.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Northern Lights Compliance Services, LLC (“NLCS”)—NLCS, a related party of UFS, provides compliance services and a chief compliance officer, pursuant to a consulting agreement between NLCS and the Fund. For the year ended March 31, 2026, the Fund incurred $38,909 in NLCS customary fees, which are included in chief compliance officer fees on the Statement of Operations. As of March 31, 2026, the Fund has a payable to NLCS of $0 for chief compliance officer fees, which is included in service fees payable to related parties on the Statement of Assets and Liabilities.

Blu Giant, LLC (“Blu Giant”)—Blu Giant, a related party of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the year ended March 31, 2026, the Fund incurred and paid $33,946 in printing and postage expenses, which are included in the Statement of Operations.

(7)	Risks, Uncertainties, and Indemnifications

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

In the ordinary course of business, the Fund manages a variety of risks. The Fund identifies, measures, and monitors risks through various control mechanisms. Multiple market risk factors exist, which could cause the Fund to lose some or all of its invested capital. Market and other risk factors are outlined below:

General Economic and Other Risk Factors—The Fund’s investment in the Investment Interests may be significantly impacted by general economic and political conditions, including global, domestic, and industry-specific factors.

Political developments, cybersecurity attacks, natural disasters, public health crises, and other events outside of the Fund’s control can also adversely impact the Fund and its Investment Interests in material respects. For example, if any of these events occurred, it may have an impact on the Investment Interests’ fair value measurements, financing arrangements, or their ability to achieve their investment objectives, and the impact could be material.

Credit Risk and Concentration Risk—The Fund primarily invests in loans. Until such investments are sold or mature, the Fund is exposed to credit risk relating to whether the issuer will meet its obligation as it comes due.

The Fund is exposed to interest rate risk to the extent that changes in prevailing interest rates could negatively affect its value.

Liquidity Risk—The liquidity of the market for senior secured loans held by the Fund has fluctuated over time and may at times be illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a fair price. The market for less liquid investments may be more volatile than the market for highly liquid securities. Investments in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments at a price and time that it wishes to do so. If the Fund were forced to dispose of an illiquid investment at an inopportune time, it might be forced to do so at a substantial discount to fair value, resulting in a loss to the Fund. The Fund’s investments in assets that the Adviser determines to have limited liquidity may constitute a material portion of the Fund’s investment portfolio.

Indemnifications—In the normal course of its business, the Fund enters into contracts and agreements with certain service providers, such as clearing and custody agents, trustees, and administrators, that contain a variety of representations and warranties and which provide general indemnifications and guarantees against specified potential losses in connection with their activities as an agent of, or providing services to, the Fund. The Fund’s maximum exposure under these agreements is unknown, as this may involve future claims that could be made against the Fund and have not yet occurred. The Fund expects the risk of any future obligation under these arrangements to be remote and has not recorded any contingent liability in the financial statements for these indemnifications.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

(8)	Repurchase of Shares

The Fund is structured as an interval fund and intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of outstanding Shares, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5% of its outstanding Shares. Quarterly repurchases will occur in the months of March, June, September, and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). A shareholder notification will be made available to shareholders at least 21 calendar days, but no more than 42 calendar days, before the “Repurchase Request Deadline.” The NAV will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to shareholders within seven calendar days after the Repurchase Pricing Date. The following table summarizes the repurchases of shares during the year ended March 31, 2026:

			Number of	Net Asset Value	Repurchase	Shares Outstanding on
	Repurchase	% of Shares	Shares	of Shares	Value of Shares	Repurchase Date, Before
Repurchase Date	Offer Amount	Tendered	Tendered	Tendered	Tendered	Repurchase
December 10, 2025
Class I		0.48%	137,579	10.02	1,378,545	28,583,459
Class A		0.00%	—	9.99	—	100
Class D		0.00%	—	10.02	—	2,854
Total	14,321,791				1,378,545
March 10, 2026
Class I		5.00%	1,510,370	9.98	15,073,492	30,207,183
Class A		0.00%	—	9.95	—	100
Class D		0.00%	—	9.97	—	100
Total	15,073,484				15,073,492

(9)	Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions paid for the periods ended March 31, 2026 and December 31, 2025 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	March 31, 2026	December 31, 2025
Ordinary Income	$4,263,370	$10,011,390
Long-Term Capital Gain	5,185	8,116
Return of Capital	783,213	169,207
	$5,051,768	$10,188,713

As of March 31, 2026, the components of accumulated earnings or deficit on a tax basis are as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other
Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Total
Income	Gains	Late Year Loss	Forwards	Differences	Depreciation	Distributable Earnings
$—	$—	$—	$—	$(38,081)	$(2,211,661)	$(2,249,742)

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to passive foreign investment companies, adjustments for return of capital distributions from BDC and the unamortized portion of organization expenses for tax purposes.

iDirect Private Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2026

Permanent book and tax differences, primarily attributable to the non-deductible expenses, distributions in excess and partnership adjustments, resulted in reclassification for the tax period ended March 31, 2026, as follows:

Distributable
Paid-in Capital	Earnings
$(388,524)	$388,524

These reclassifications had no effect on net assets.

The Statement of Assets and Liabilities presents cost basis for financial reporting purposes. Aggregate cost basis for federal tax purposes differs from fair value by net unrealized appreciation (depreciation) of securities, as follows:

Cost Basis for Federal Tax Purposes	$342,526,463

Unrealized Appreciation	$828,757
Unrealized Depreciation	(3,040,304)
Tax Net Unrealized Depreciation	$(2,211,547)

(10)	Commitments and Contingencies

Effective September 22, 2025 (the “Closing Date”), the Fund entered into a secured loan and security agreement (the “Credit Facility”) with Royal Bank of Canada (the “Lender”). The Credit Facility provides a maximum permitted funded limit of $100 million (the “Committed Loan Limit”) and matures on September 22, 2030. It bears interest at the daily Secured Overnight Financing Rate (“SOFR”) plus 1.75% per annum. Beginning nine months after the Closing Date, the Fund pays the Lender a non-usage fee of 0.70% per annum on the unfunded amount below 25% of the Committed Loan Limit. For the year ended March 31, 2026, the Line of Credit was first drawn on January 27, 2026, and the activity for the Fund was as follows:

			Maximum Amount
Average	Amount Outstanding as	Interest	Outstanding during the year
Borrowings	of March 31, 2026	Expense	ended March 31, 2026
$25,332,109	$54,902,500	$241,372	$54,902,500

(11)	New Accounting Pronouncements

The Fund adopted ASU 2023-09, Income Taxes (Topic 740) Improvements to Income Tax Disclosures (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

(12)	Subsequent Events

Subsequent to March 31, 2026, and through May 29, 2026, the date the financial statements were issued, the Adviser evaluated subsequent events and concluded that there were no events requiring accrual or disclosure.

iDirect Private Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Interested Trustee

Nick Veronis (60) One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee and President	Indefinite Length — Since 2021	Co-Founder and Managing Partner of iCapital Network	5	None

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Mark D. Gersten (75) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Independent Consultant (since 2012)	5	Trustee of Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); and Two Roads Shared Trust (since 2012)

Christopher Russell (61) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since 2024	Partner and Manager, CWR Partners LLC (Since 2023); Manager and Owner SCWM Capital LLC (since 2024); Managing Director (2018-2024)	5	N/A

Anita K. Krug (56) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Trustee	Indefinite Length — Since Inception	Dean and Professor Chicago Kent Law School (since 2019); Interim Vice Chancellor for Academic Affairs University of Washington Bothell (2018 – 2019); and University of Washington School of Law Interim Dean (2017 – 2018), Professor (2016 – 2019), Associate Professor (2014 – 2016), and Assistant Professor (2010 –2014)	5	Trustee of Two Roads Shared Trust (since 2012) and Centerstone Investors Trust (2016-2021); Trustee of Altair/Eagle Funds (since 2024)

iDirect Private Credit Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2026

Name, Age and Address	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Officers

Daniel Ellenwood (57) c/o Northern Lights Compliance Services. LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Chief Compliance Officer	Indefinite Length— Since 2024 (Chief Compliance Officer and Anti-Money Laundering Officer)	Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2024); Chief Compliance Officer North Square Investments, LLC (2021-2023); Vice President, Fund Compliance Oversight Manager, Nuveen Investments - TIAA (2013-2021).

Jared Lahman (39) Northern Lights Compliance Services, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 69022	Anti-Money Laundering Officer	Indefinite Length-Since 2025	Compliance Analyst, Northern c/o Lights Compliance Services, LLC (since January 2019)

Indira Mahadeo (54) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite Length-Since 2024	Managing Director and Global Head of Fund Finance and Treasury (since 2024) Global Head of Strategic Transformation for MSIM Operations Platforms (2019-2024)

Stephen Jacobs (63) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Secretary	Indefinite Length —Since 2021	General Counsel, Institutional Capital Networks Inc (since 2019) and Chief Operating Partner and Co-Chair of the Corporate Department, Herrick Feinstein LLP (2016-2019)

Timothy Burdick (38) c/o iDirect Private Credit Fund One Grand Central Place 60 East 42nd Street, 26th Floor New York, NY 10165	Assistant Secretary	Indefinite Length — Since 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

PRIVACY NOTICE

What does iDirect Private Credit Fund (the “Fund”) do with your personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and wire transfer instructions

●   Account transactions and transaction history

●   Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes To offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes Information about your transactions and records	No	We don’t share

For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share

For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-524-9441

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account or deposit money

●   Direct us to buy securities or direct us to sell your securities

●   Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies ● The Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

iDirect Private Credit Fund

SUPPLEMENTAL INFORMATION

March 31, 2026

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 212.994.7400 or by referring https://idirectinvestments.com/idpc/ the Funds website or by referring to the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-212-994-7400.

INVESTMENT ADVISER
iDirect Private Credit Advisors, LLC
60 East 42nd Street, 26th Floor
New York, NY 10165

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

iDPC-AR26

iDirect
PRIVATE CREDIT FUND

60 East 42 Street, 26 Floor

New York, NY 10165 212.994.7400

iDirectInvestments.com

NORTH AMERICA
New York City
Princeton
Greenwich Boston
Boca Raton
Toronto Stamford
Jacksonville
Salt Lake City
Miami

EMEA
Zurich
London
Lisbon
Edinburgh
Abu Dhabi

APAC
Hong Kong
Singapore
Tokyo Sydney

(b)       Not Applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

a) The Registrant’s board of trustees has determined that Mark Gersten is a financial expert, as defined in Item 3 of Form N-CSR. Mark Gersten is independent for the purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees for Fiscal Years Ended March 31, 2026 and March 31, 2025

2026- $155,000

2025- $155,000

(b)	Audit-Related Fees

There were no fees billed in each of the last two fiscal years ended March 31, 2026 and March 31, 2025, for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees

2026- $65,000

2025- $21,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

For Fiscal Years Ended March 31, 2026 and March 31, 2025

2026- $65,000

2025- $21,600

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)       Not Applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Shareholders filed under Item 1(a) of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)       Investments in the Direct Loan Interests do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Direct Loan Interests seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

(b)       The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

(c)       To avoid potential adverse regulatory consequences, the Fund may need to hold its interest in an Investment Vehicle (as defined in the prospectus) in non-voting form or limit its voting rights to less than 5%. This limitation on voting rights is intended to ensure that an Investment Vehicle is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may potentially impose limits on transactions with the Investment Vehicles both by the Fund and other clients of the Adviser.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 31, 2026, the personnel of the Advisers who have primary responsibility for management of the Fund are Nicholas Veronis, David Shyu and Sam Williams.

Nicholas Veronis

Nicholas is a Co-Founder and one of the Managing Partners of iCapital Network, Inc., where he is Head of Portfolio Management. He spent 11 years at Veronis Suhler Stevenson (VSS), a middle market private equity firm where he was a Managing Director responsible for originating and structuring investment opportunities. At VSS, he specialized in the business information services sector and helped spearhead the firm’s investment strategy in the financial software and data sector, including its investment in Ipreo. Nicholas was previously an operating advisor to Atlas Advisors, an independent investment bank based in New York. He began his career as a financial journalist for The Boston Business Journal, was a reporter for The Star-Ledger, and a Senior Associate in the New Media Division of Newhouse Newspapers. He holds a BA in economics from Trinity College and FINRA Series 7, 79, and 63 licenses.

David Shyu

David Shyu is a Co-Portfolio Manager of the Fund. Prior to iCapital, Mr. Shyu was a Director of Newbury Partners, responsible for the origination, valuation, execution and monitoring of secondary investments and co-investments. Prior to Newbury, Mr. Shyu was an Associate in the Secondary Group at Auda Private Equity. Previously, Mr. Shyu worked as an analyst at Goldman Sachs. Mr. Shyu graduated cum laude from Princeton University with a BSE in Operations Research and Financial Engineering.

Sam Williams

Mr. Williams is a Co-Portfolio Manager of the Fund.  Prior to joining iCapital, Sam was a Director on the private credit investment team at Kayne Anderson Capital Advisors, an asset management firm with approximately $35 billion of assets under management. Sam has served on the boards of directors of several companies in his capacity as an investor.  Sam graduated magna cum laude from the University of Pennsylvania with a BS in Economics and received an MBA from the Wharton School of Business.

(a)(2)

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of March 31, 2026:

				Total Assets in
			Number of	Accounts Subject
			Accounts Subject	to a Performance-
		Total Assets in	to a Performance-	Based Advisory
	Number of	Accounts	Based Advisory	Fee
Nicholas Veronis	Accounts	($million)	Fee	($million)
Registered Investment Companies	3	1,938	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

David Shyu	Number of Accounts	Total Assets in Accounts ($million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($million)
Registered Investment Companies	1	1,209	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Sam Williams	Number of Accounts	Total Assets in Accounts ($million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($million)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

(a)(3) As of March 31, 2026, the compensation of each portfolio manager is typically comprised of (i) a fixed annual salary, (ii) a discretionary bonus determined by reference to personal performance, as well as the performance of iCapital, Inc., and iDirect Private Credit Advisors, LLC, (iii) a 401K matching plan, and (iv) one or more option grants pursuant to the iCapital option plan, as amended, which typically vest over a four year period, Such amounts are payable by iCapital, Inc. (or a subsidiary of iCapital, Inc.) and not by the Adviser or Fund. iCapital implements annually, a formalized performance evaluation for all employees that includes goal setting, 360 feedback, mid-year evaluations and final year-end assessments carried out by management.

(a)(4)

As of March 31, 2026, Nick Veronis had $500,001-$1,000,000 in beneficial ownership of the Fund.

As of March 31, 2026, David Shyu had no beneficial ownership of the Fund.

As of March 31, 2026 Sam Williams has no beneficial ownership of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics filed herewith

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable

(a)(5) Disclosure regarding change in registrant’s independent registered public accountant is attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) iDirect Private Credit Fund

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Nicholas Veronis
Nicholas Veronis, President/Principal Executive Officer

Date	06/09/2026

By (Signature and Title)
/s/ Indira Mahadeo
Indira Mahadeo, Treasurer/Principal Financial Officer

Date	06/09/2026